Colfax™

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Q3 2008 Earnings Call
November 5, 2008

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Registration Statement on Form S-1 under the caption “Risk
Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.
Forward-Looking Statements

Adjusted net income of $12.1 million (28 cents per share), an increase of 34.4%
Net sales of $153.5 million, an increase of 22.4% (organic growth of 14.3%)
Adjusted operating income of $20.3 million, an increase of 21.5%
Adjusted EBITDA of $24.0 million, an increase of 18.6%
Third quarter orders of $173.8 million, an increase of 13.2% (organic growth of 5.7%)
Record backlog of $383.1 million
Well positioned for strong performance
Q3 2008 Highlights

Adjusted net income of $36.2 million (82 cents per share), an increase of 40.6%
Net sales of $445.5 million, an increase of 22.9% (organic growth of 11.8%)
Adjusted operating income of $62.2 million, an increase of 29.5%
Adjusted EBITDA of $73.5 million, an increase of 24.2%
Orders of $542.9 million, an increase of 27.7% (organic growth of 15.7%)
Well positioned for strong performance
YTD 2008 Highlights

Q3 2008 Earnings Call

$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
13.2%
27.7%
$153.6
$173.8
$425.0
$542.9
Q3 2007
Q3 2008
YTD 2007
YTD 2008

$400.0
$320.0
$240.0
$160.0
$80.0
$0.0
51.6%
63.3%
45.7%
$118.3
$179.3
$292.8
$263.0
$383.1
2005
2006
2007
-
Q3 2007
Q3 2008

____________________
Note: Dollars in millions.
Orders
Backlog
5.7%
Acquisitions
1.4%
FX Translation
6.0%
Total Growth
--
--
--
13.2%
15.7%
2.0%
10.0%
27.7%
Existing
Businesses
--
--
--
Accelerating order and backlog growth
38.8%
5.1%
1.8%
45.7%
--
--
--
Historical Orders & Backlog

Q3 2008 Earnings Call

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
22.4%
22.9%
$125.4
$153.5
$362.6
$445.5
Q3 2007
Q3 2008
-
YTD 2007
YTD 2008

$80.0
$60.0
$40.0
$20.0
$0.0
18.6%
24.2%
$20.3
$24.0
$59.2
$73.5
Q3 2007
Q3 2008
-
YTD 2007
YTD 2008

% Margin
16.2%
15.7%
Adjusted EBITDA (1)
Revenue
14.3%
Acquisitions
1.0%
FX Translation
7.1%
Total Growth
22.4%
--
--
--
Existing
Businesses
--
--
--
16.3%
16.5%
11.8%
  1.3%
9.8%
22.9%
Consistent track record of profitable sales growth
Financial Performance Overview
(1)
Refer to Appendix for Non-GAAP reconciliation.
__________________
Note: Dollars in millions.

Q3 2008 Earnings Call

General
Industrial
42%
Navy
5%
Power
Generation
11%
Oil & Gas
13%
Commercial
Marine
29%

General
Industrial
39%
Navy
6%
Power
Generation
16%
Oil & Gas
17%
Commercial
Marine
22%

Q3 2008 Sales: $153.5 million
Q3 2008 Orders: $173.8 million
Well positioned in five attractive and diverse end markets
Q3 2008 Sales and Orders by End Market

Q3 2008 Earnings Call

General Industrial 46%
Commercial Marine 25%
Oil & Gas 12%
Power Generation 12%
Navy 5%

General Industrial 40%
Commercial Marine 29%
Oil & Gas 13%
Power Generation 12%
Navy 6%

YTD 2008 Sales: $445.5 million
YTD 2008 Orders: $542.9 million
Well positioned in five attractive and diverse end markets
YTD 2008 Sales and Orders by End Market

Q3 2008 Year-Over-Year Results
Orders up 4.1% year-over-year (-3.7% organic growth)
Sales up 31.8% year-over-year (19.5% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 37.5% year-over-year (22.1% organic growth)
Sales up 25.2% year-over-year (11.2% organic growth)
Market Trends
Growth in international trade and demand for bulk commodities and oil continuing to drive new ship construction
Aging fleet, environmental regulations requiring ship owners to upgrade or replace ships
Local presence required to effectively serve customers and capture aftermarket business
Executing strategies to drive profitable sales growth
Colfax Q3 08
Orders Split
22%
Comm.
Marine
Colfax Q3 08
Sales Split
29%
Comm.
Marine
Commercial Marine Market Perspective

Strong product portfolio capable of solving needs of evolving oil & gas market
Colfax Q3 08
Orders Split
17%
O&G
Colfax Q3 08
Sales Split
13%
O&G
Q3 2008 Year-Over-Year Results
Orders up 41.8% year-over-year (36.5% organic growth)
Sales up 3.3% year-over-year (0.7% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 30.4% year-over-year (23.1% organic growth)
Sales down 2.2% year-over-year (-7.6% organic growth)
Market Trends
Capacity constraints and global demand spurring heavy oil exploration, transport and processing
Customers focusing more on “total cost of ownership” to reduce downtime and increase efficiency
Application expertise critical to winning large project orders
Oil & Gas Market Perspective

Leading supplier of lubrication solutions to power generation OEMs
Colfax Q3 08
Orders Split
16%
Power
Gen.
Colfax Q3 08
Sales Split
11%
Power
Gen.
Q3 2008 Year-Over-Year Results
Orders up 10.7% year-over-year (4.5% organic growth)
Sales up 23.8% year-over-year (19.3% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 19.2% year-over-year (10.8% organic growth)
Sales up 48.9% year-over-year (37.7% organic growth)
Market Trends
Economic growth in Asia and Middle East driving investment in energy infrastructure projects
Aging power infrastructure in mature markets creating upgrade projects to increase efficiency and lower operating costs
Multiple forms of power generation (gas, coal, hydro, nuclear) being employed to satisfy growing global demand
Power Generation Market Perspective

Developing innovative fluid handling products and systems to drive future growth
Colfax Q3 08
Orders Split
6%
Navy
Colfax Q3 08
Sales Split
5%
Navy
Q3 2008 Year-Over-Year Results
Orders up 45.7% year-over-year (12.0% organic growth)
Sales up 40.2% year-over-year (19.3% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 50.4% year-over-year (17.4% organic growth)
Sales down 2.9% year-over-year (-18.8% organic growth)
Market Trends
New ships replacing older decommissioned vessels in the U.S.
Sovereign navies around the world expanding fleets to address heightened national security level concerns
Increased demand for integrated fluid handling systems and solutions to reduce operating costs
Global Navy Market Perspective

Leading supplier of highly engineered fluid handling products and systems with global reach
Colfax Q3 08
Orders Split
Colfax Q3 08
Sales Split
42%
General
Industrial
Q3 2008 Year-Over-Year Results
Orders up 6.8% year-over-year (1.0% organic growth)
Sales up 21.3% year-over-year (14.2% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 20.5% year-over-year (10.7% organic growth)
Sales up 27.9% year-over-year (17.2% organic growth)
Market Trends
Global economic development driving increased capital investment
Developing regions embracing engineered products and solutions that reduce costs and increase efficiency
Global footprint and channel optimization required to cover broad end market applications
39%
General
Industrial
General Industrial Perspective

Colfax
Q3 2008 Earnings Call

	Three Months Ended		Delta	
	9/26/2008	9/28/2007	$	%
Orders	$ 173.8	$ 153.6	$ 20.2	13.2%
Sales	$ 153.5	$ 125.4	$ 28.1	22.4%
Gross Profit	$ 54.5	$ 44.5	$ 10.0	22.4%
% of Sales	35.5%	35.5%		
Adjusted SG&A Expense	$ 32.7	$ 26.8	$ 5.9	22.0%
% of Sales	21.3%	21.3%		
Adjusted Operating Income	$ 20.3	$ 16.7	$ 3.6	21.5%
% of Sales	13.3%	13.4%		
Adusted EBITDA	$ 24.0	$ 20.3	$ 3.8	18.6%
% of Sales	15.7%	16.2%		
Adjusted Net Income	$ 12.1	$ 9.0	$ 3.1	34.4%
% of Sales	7.9%	7.2%

Refer to Appendix for Non-GAAP reconciliation.
__________________
Note: Dollars in millions.
Income Statement Summary

Colfax

Q3 2008 Earnings Call

	Nine Months Ended		Delta	
	9/26/2008	9/28/2007	$	%
Orders	$ 542.9	$ 425.0	$ 117.9	27.7%
Sales	$ 445.5	$ 362.6	$ 82.9	22.9%
Gross Profit	$ 159.4	$ 126.4	$ 33.1	26.2%
% of Sales	35.8%	34.9%		
Adjusted SG&A Expense	$ 92.8	$ 75.3	$ 17.5	23.3%
% of Sales	20.8%	20.8%		
Adjusted Operating Income	$ 62.2	$ 48.0	$ 14.2	29.5%
% of Sales	14.0%	13.2%		
Adusted EBITDA	$ 73.5	$ 59.2	$ 14.3	24.2%
% of Sales	16.5%	16.3%		
Adjusted Net Income	$ 36.2	$ 25.7	$ 10.4	40.6%
% of Sales	8.1%	7.1%

Refer to Appendix for Non-GAAP reconciliation.
__________________
Note: Dollars in millions.
Income Statement Summary

Colfax
Q3 2008 Earnings Call

	Nine Months Ended	
	9/26/2008	9/28/2007
Net Income	$ (10.9)	$ 35.9
Non-Cash Expenses	9.5	23.2
Change in Working Capital and Accrued Liabilities	(26.3)	(8.6)
Other	(3.0)	(42.2)
Total Operating Activities	$ (30.7)	$ 8.3
Capital Expenditures	$ (13.3)	$ (9.1)
Acquisitions	-	(29.6)
Total Investing Activities	$ (13.3)	$ (38.7)
Net Borrowings	$ (107.8)	$ 36.4
Proceeds from IPO, Net of Offering Costs	193.0	-
Dividends Paid	(38.5)	-
Other	(3.4)	(0.2)
Total Financing Activities	$ 43.3	$ 36.2
Effect of Exchange Rates on Cash	0.6	0.5
(Decrease) Increase in Cash	(0.2)	6.3
Cash Beginning of Period	48.1	7.6
Cash End of Period	$ 47.9	$ 13.9

____________________
Note: Dollars in millions.
Statement of Cash Flows Summary

Well Positioned for the Future
Leading Brand Names
Generating Aftermarket
Sales and Services
Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions
Global Leader in Specialty
Fluid Handling Products
Proven Application
Expertise in Solving
Critical Customer Needs
Serving Fast
Growing Infrastructure
Driven End Markets
CBS-Driven Culture Focused
on Profitable Sales Growth

Appendix

Adjusted net income, adjusted net income per share, adjusted operating income, EBITDA, adjusted
EBITDA, adjusted selling, general and administrative expenses, organic sales growth and organic order growth are non-GAAP financial measures. Adjusted net income, adjusted net income per share, adjusted operating income and adjusted EBITDA exclude asbestos liability and defense cost (income)
and asbestos coverage litigation expense, certain legacy legal charges, certain due diligence costs, as well as one time initial public offering-related costs. Adjusted selling, general and administrative expenses exclude certain legacy legal charges and certain due diligence costs.  Adjusted net income also reflects interest expense as if the initial public offering (IPO) had occurred at the beginning of
2007 and presents income taxes at an effective tax rate of 34%. Adjusted net income per share assumes the 44,006,026 shares outstanding at the closing of the IPO to be outstanding since January
1, 2007. Organic sales growth and organic order growth exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA) and items outside the control of its operating management team.
Disclaimer

Colfax Non-GAAP Reconciliation

Q3 2008 Earnings Call

	Three Months Ended		Nine Months Ended	
	September 26, 2008	September 28, 2007	September 26, 2008	September 28, 2007
EBITDA				
Net income (loss)	$ 13,651	$ 25,011	$ (10,950)	$ 35,890
Interest expense	1,951	5,200	9,684	14,416
Provision (benefit) for income taxes	5,329	14,433	(3,772)	21,432
Depreciation and amortization	3,695	3,522	11,345	11,205
EBITDA	$ 24,626	$ 48,166	$ 6,307	$ 82,943
EBITDA margin	16.0%	38.4%	1.4%	22.9%
Adjusted EBITDA				
Net income (loss)	$ 13,651	$ 25,011	$ (10,950)	$ 35,890
Interest expense	1,951	5,200	9,684	14,416
Provision (benefit) for income taxes	5,329	14,433	(3,772)	21,432
Depreciation and amortization	3,695	3,522	11,345	11,205
IPO-related costs	-	-	57,017	-
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Asbestos liability and defense (income) costs	(6,312)	(30,285)	(6,749)	(32,032)
Asbestos coverage litigation expense	5,148	2,387	12,257	8,318
Adjusted EBITDA	$ 24,044	$ 20,268	$ 73,545	$ 59,229
Adjusted EBITDA margin	15.7%	16.2%	16.5%	16.3%

Note: Dollars in thousands.

19

Colfax

Non-GAAP Reconciliation

Q3 2008 Earnings Call

	Three Months Ended		Nine Months Ended	
	September 26, 2008	September 28, 2007	September 26, 2008	September 28, 2007
Adjusted Net Income and Adjusted Earnings per Share				
Net income (loss)	$ 13,651	$ 25,011	$ (10,950)	$ 35,890
IPO-related costs	-	-	57,017	-
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Asbestos liability and defense (income) costs	(6,312)	(30,285)	(6,749)	(32,032)
Asbestos coverage litigation expense	5,148	2,387	12,257	8,318
Interest adjustment to effect IPO at beginning of period	-	2,143	2,302	5,393
Tax adjustment to 34% effective rate	(926)	9,779	(22,410)	8,172
Adjusted net income	$ 12,143	$ 9,035	$ 36,180	$ 25,741
Adjusted net income margin	7.9%	7.2%	8.1%	7.1%
Shares outstanding at closing of IPO	44,006,026	44,006,026	44,006,026	44,006,026
Adjusted net income per share	$ 0.28	$ 0.21	$ 0.82	$ 0.58
Net income (loss) per share-basic and diluted in accordance with GAAP	$ 0.31	$ 1.14	$ (0.43)	$ 1.02
Adjusted Operating Income				
Operating income (loss)	$ 20,931	$ 44,644	$ (5,038)	$ 71,738
IPO-related costs	-	-	57,017	-
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Asbestos liability and defense (income) costs	(6,312)	(30,285)	(6,749)	(32,032)
Asbestos coverage litigation expense	5,148	2,387	12,257	8,318
Adjusted operating income	$ 20,349	$ 16,746	$ 62,200	$ 48,024
Adjusted operating income margin	13.3%	13.4%	14.0%	13.2%

Note: Dollars in thousands, except per share amounts.

20

Colfax

Non-GAAP Reconciliation

Q3 2008 Earnings Call

	Three Months Ended		Nine Months Ended	
	September 26, 2008	September 28, 2007	September 26, 2008	September 28, 2007
Adjusted SG&A Expense				
Selling, general and administrative expenses	$ 33,233	$ 26,761	$ 97,516	$ 75,277
Legacy legal adjustment	-	-	4,131	-
Due diligence costs	582	-	582	-
Adjusted selling, general and administrative expenses	$ 32,651	$ 26,761	$ 92,803	$ 75,277

Note: Dollars in thousands.

21

Colfax

Sales & Order Growth

Q3 2008 Earnings Call

	Sales			Orders		
		$	%		$	%
Three Months Ended September 28, 2007	$	125.4		$	153.6	
Components of Growth:						
Organic Growth from Existing Businesses		17.9	14.3%		8.7	5.7%
Acquisitions		1.2	1.0%		2.2	1.4%
Foreign Currency Translation		9.0	7.1%		9.3	6.0%
Total Growth		28.1	22.4%		20.2	13.2%
Three Months Ended September 26, 2008	$	153.5		$	173.8	

	Sales			Orders		
		$	%		$	%
Nine Months Ended September 28, 2007	$	362.6		$	425.0	
Components of Growth:						
Organic Growth from Existing Businesses		42.7	11.8%		66.8	15.7%
Acquisitions		4.7	1.3%		8.6	2.0%
Foreign Currency Translation		35.5	9.8%		42.5	10.0%
Total Growth		82.9	22.9%		117.9	27.7%
Nine Months Ended September 26, 2008	$	445.5		$	542.9	

Note: Dollars in millions

22